Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
In connection with the Quarterly Report on Form 10-Q of Action Performance Companies, Inc. (the Company) for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Fred W. Wagenhals, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Fred W. Wagenhals

Fred W. Wagenhals
Chief Executive Officer
August 9, 2005